UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 31, 2005
                                                         ----------------

                          GENERAL KINETICS INCORPORATED
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-1738
                                                 ------


               Virginia                                  54-0594435
               --------                                  ----------
  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
            Incorporation)


                      110 Sunray Drive, Johnstown, PA 15905
                      -------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (814) 255-6891
                                 --------------
              (Registrant's telephone number, including area code)

                   10688-D Crestwood Drive, Manassas, VA 20109
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

        This Form 8-K/A amends the Current Report on Form 8-K dated October 31, 2005, which was filed with the Securities and Exchange Commission on November 4, 2005.

Item 4.01. Changes in Registrant's Certifying Accountant

        (a) As previously reported, on October 31, 2005, BDO Seidman, LLP ("BDO") informed General Kinetics Incorporated (the "Company") that BDO has declined to stand for reelection as the Company's independent registered public accounting firm. The Company's Audit Committee is in discussions with an independent registered public accounting firm and anticipates selecting a new independent registered public accounting firm within the next several weeks.

        Except as noted in the next sentence, the audit reports of BDO on the financial statements of the Company for the fiscal years ended May 31, 2005 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The reports of BDO on the Company's financial statements for the fiscal years ended May 31, 2005 and 2004 included an explanatory paragraph that noted substantial doubt about the Company's ability to continue as a going concern.

        During the fiscal years ended May 31, 2005 and 2004 and through the subsequent interim period ended October 31, 2005, the Company had no disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter thereof in connection with its reports. During the fiscal years ended May 31, 2005 and 2004 and through the subsequent interim period ended October 31, 2005, other than as disclosed below, there have been no "reportable events" pursuant to Item 304(a)(1)(v) of Regulation S-K. The term "reportable events" means any of the items listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

Material Weakness Reported for the Year ended May 31, 2005
----------------------------------------------------------

        As previously disclosed in the Company's annual report on Form 10-K filed on September 13, 2005, the Company, in conjunction with BDO, determined that material weaknesses exist in the internal control structure of the Company, due in particular to the lack of appropriate resources dedicated to external financial reporting.

        The Company has authorized BDO to respond fully to inquiries of the successor accountant concerning the subject matter of the material weakness.

        The Company has provided a copy of the above disclosures to BDO and has requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The Company will file BDO's letter as an exhibit to an amendment to this Form 8-K/A once the Company has received such letter.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 15, 2005



                                           GENERAL KINETICS INCORPORATED

                                           By: /s/ Franco DeBlasio
                                               -------------------------------
                                               Franco DeBlasio
                                               Chief Financial Officer
                                               (Principal Accounting Officer and
                                               Principal Financial Officer)